AMENDED AND RESTATED STOCK PURCHASE AGREEMENT

Amended and Restated Stock Purchase Agreement, dated as of September 23, 2020 (the "Amendment"), is by, between and among Activist Investing, LLC., a Wyoming company, a limited liability company owned by David Lazar (the "New Seller"); Lina Liu, a resident of Beijing, PRC (“Buyer” or “Purchaser” herein); and Magna-Lab, Inc., a New York corporation (“MAGAA” or the “Company”).

WHEREAS, Custodian Ventures LLC, a Wyoming limited liability company, an entity also owned by David Lazar (the “Old Seller”), Lina Liu, and MAGAA (together referred to as “the Parties”) have entered into a Stock Purchase Agreement, dated as of September 14, 2020 (the "Existing Agreement"); and

WHEREAS, the Parties hereto desire to amend and restate the Existing Agreement to change the name of the Seller from Custodian Ventures LLC to Activist Investing, LLC, both of which are entities owned by David Lazar, on the terms and subject to the conditions set forth herein, and

WHEREAS, the New Seller owns promissory notes in principal amount of $1,453,811 (collectively, the "Notes") of Magna-Lab, Inc., a New York corporation (the "Company"); and

WHEREAS, upon this Purchase Agreement (hereinafter, the “Agreement”) being signed by all parties, the Company’s Board of Directors (the “Board”), consisting of three persons including two disinterested directors, will authorize the issuance of 116,697,438 Class A common shares of the Company (the “New Shares”) to the New Seller in exchange for the cancellation of all of the Notes (the “Conversion”); and

WHEREAS, Buyer intends to purchase, and New Seller intends to sell the New Shares, for a total purchase price of Two Hundred Fifty-Five Thousand U.S. Dollars ($255,000) on the terms and conditions set forth below;

NOW, THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived therefrom, it is hereby agreed as follows:

ARTICLE I

CONVERSION; SALE AND PURCHASE OF THE NOTES

Section 1.1               Conversion of Note. The Parties hereby acknowledge and agree that, immediately prior to the Closing (as defined below), (a) the Notes shall be converted in their entirety into the New Shares, (b) the Notes shall automatically be cancelled and without any further force or effect and the Company shall thereafter have no outstanding obligation, including with respect to any outstanding principal, any accrued interest or any penalties or other fees, under the Notes, and (c) any and all collateral and security interest incurred in connection with the payment of the Notes shall be duly released without any further force or effect.

Section 1.2                Sale and Purchase. Subject to the terms and conditions hereof, New Seller agrees to sell and deliver to Buyer, and Buyer agrees to purchase from New Seller, the New Shares, for the price of $255,000 (the “Purchase Price”). Promptly upon the signing of this Agreement, 30% of the full Purchase Price, i.e., $76,500 (the “First Payment”), shall be deposited by the Buyer into the trust account (“Trust Account”) of Yue & Associates, P.C. (the “Escrow Agent”), in accordance with an Escrow Agreement among Buyer, New Seller and the Escrow Agent, entered into on the same date as this Agreement. In accordance with the Escrow Agreement and this Agreement, a second 30% of the Purchase Price, i.e. $76,500, shall be deposited by the Buyer into the Trust Account within two (2) days (the “Second Depositing Date”) following the completion of due diligence investigation conducted by Buyer which shall be completed on or before September 22, 2020 unless extended by agreement of both parties; provided that the Buyer shall have been satisfied with the result of such due diligence investigation (the “Due Diligence Result”). The final 40% of the Purchase Price, i.e., $102,000, shall be deposited by Buyer into the Escrow Account at the Closing Date. At the Closing Date, the entire Purchase Price shall be released from the Trust Account and paid to the New Seller, against the delivery of the New Shares to the Buyer. Upon delivery of the Irrevocable Instructions in the form attached hereto as Exhibit A signed by both the New Seller and Buyer at the Closing, the entire New Shares held in escrow by the Escrow Agent shall be released by the Escrow Agent to Buyer, and the entire Purchase Price shall be released from the Trust Account and paid to New Seller.

Section 1.3              Payment of the Purchase Price. Upon delivery of the Irrevocable Instructions at the Closing, the Purchase Price shall be transferred by wire transfer from the Trust Account to the bank account designated by the New Seller, as set forth in Exhibit “A” attached hereto.

Section 1.4               Closing. The consummation of the sale and purchase of the New Shares pursuant to Section 1.2 (the “Closing”) shall take place remotely via the exchange of documents and signatures as soon as possible, but in no event later than two (2) days after all closing conditions specified in Article IV hereof have been waived or satisfied, or at such other time and place as the New Seller and the Buyer shall mutually agree in writing, but in no event after September 29, 2020 (the date when the Closing occurs, the “Closing Date”).

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF NEW SELLER AND COMPANY

As an inducement to and to obtain the reliance of Buyer, New Seller and Company (collectively, the “New Seller Parties”) jointly and severally represent and warrant to Buyer that each of the following are true, correct, and complete as of the Effective Date and will be correct and complete as of the Closing. All references in this Agreement to “knowledge of the New Seller Parties” shall mean the actual knowledge, after due inquiry and investigation, of the New Seller and its sole manager, David Lazar. The New Seller has no officers or any member or manager other than David Lazar.

Section 2.1              Organization, Good Standing and Qualification. The Company is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation. The Company has all requisite legal and corporate power and authority to own, lease and operate its properties and assets and to carry on its business as now conducted, and is duly qualified to transact business in each jurisdiction in which it conducts business.

Section 2.2              No Conflict, Authority. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the material breach of any term or provision of, or constitute an event of default under, any material debt instrument, which may include an indenture, mortgage, deed of trust or other contract, agreement or instrument to which New Seller Party is a party or to which the Notes are subject. The New Seller Parties have full power, authority and legal right and have taken all action required by law or otherwise to authorize the execution and delivery of this Agreement.

Section 2.3              Pre-Closing Matters for New Seller Parties. Promptly upon this Agreement being signed, the Company shall appoint two disinterested directors (in accordance with New York corporate laws), so that the Board shall consist of David Lazar and two other disinterested directors. The three-member Board, shall then authorize (by the vote of the two disinterested directors, with Mr. Lazar abstaining) the issuance of 116,697,438 Class A common shares (the New Shares) to the New Seller, in exchange for the cancellation of all of the Notes, which authorization shall be immediately prior to the Closing.

Section 2.4              Title to the Notes. The New Seller owns the Notes, free and clear of all liens, encumbrances, pledges, claims, options, charges and assessments of any nature whatsoever, with full right and lawful authority, promptly upon the authorization by Company’s Board, to cancel the Notes in exchange for the issuance of the New Shares, and the sale of the New Shares to Buyer. No person has or will have any preemptive rights or rights of first refusal with respect to any of the New Shares. There exists now, and will at Closing will be, no voting agreement, voting trust, or outstanding proxy with respect to any of the New Shares. There are now, and will be at Closing, no outstanding rights, options, warrants, calls, commitments, or any other agreements of any character, whether oral or written, with respect to the Notes or the New Shares. As of the date hereof, the total amount of Notes owed by the Company to New Seller is $1,453,811.

Section 2.5               Tax Matters of Notes. The Notes are not subject to any lien arising in connection with any failure or alleged failure to pay tax. There are no pending, threatened, or proposed audits, assessments or claims from any tax authority for deficiencies, penalties, or interest with respect to New Seller that would affect the Notes.

Section 2.6              Tax Matters of Company. The Company (i) has filed all return, report or statement of taxes (the “Tax Return”) that are required to have been filed by it with any governmental authority, (ii) has paid all taxes owed by it which are due and payable (whether or not shown on any Tax Return) and withheld and remitted to the appropriate governmental authority all taxes which it is obligated to withhold and remit from amounts owing to any employee, creditor, customer or third party, and (iii) has not waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to a tax assessment or deficiency other than, in the case of clauses (i) and (ii), unpaid taxes that are in contest with tax authorities by the Company in good faith or nonmaterial in amount. Each Tax Return referred to in this Section 2.6 was properly prepared in compliance with applicable Law and was (and will be) true, correct and complete. None of such Tax Returns contains a statement that is false or misleading or omits any matter that is required to be included or without which the statement would be false or misleading and no written claim has been made by a government authority in a jurisdiction where the Company does not file Tax Returns that the Company is or may be subject to taxation by that jurisdiction.

Section 2.7              Due Diligence Materials Provided. The New Seller shall provide, and shall cause the Company to provide the Buyer with, true and accurate copies of all corporate books and records relating to the Company which are reasonably requested by the Buyer to conduct the due diligence investigation.

Section 2.8              Brokers and Finders. The New Seller Parties represent and warrant that neither MAGAA nor New Seller has made any agreements involving any fees of any type that relate to this Agreement and that would involve the Buyer, including but not limited to broker’s fee, finder’s fees or any similar compensation arrangement.

Section 2.9              Authorized Shares. As of the Closing, (i) the total number of authorized shares of common stock of the Company shall be 120,000,000, par value $.001 per share, and the total number of shares of common stock of the Company issued and outstanding shall be 117,876,767, which will consist of the 116,697,438 New Shares, plus the 1,178,762 Class A common shares and 567 Class B common shares currently issued and outstanding; (ii) the total number of authorized shares of preferred stock of the Company shall be 5,000,000, par value $0.01 per share, designated, and none of the total number of shares of said preferred stock of the Company are or will be issued and outstanding. Upon the change of control contemplated by this Agreement, the Company’s Board shall have full authority to issue the Preferred Shares in accordance with whatever series and rights and preferences as are determined by the Board.

Section 2.10           Litigation. To the knowledge of the New Seller Parties, (i) there is no claim, legal action, suit, arbitration, investigation or hearing, notice of claims or other legal, administrative or governmental proceedings pending or, to the knowledge of the New Seller Parties, threatened against the New Seller Parties; and (ii) there is no continuing order, injunction, or decree of any court, arbitrator, or governmental or administrative authority to which the New Seller Parties are a party or to which the Company or any of its assets is subject.

Section 2.11           SEC Reporting Status. MAGAA is a Section 12(g) reporting issuer with the SEC. MAGAA is, and as of the Closing will be, current in its filings with the SEC. MAGAA is a “shell,” as that term is defined in Rule 12b-2 under the Securities Exchange Act of 1934. At the Closing, MAGAA will sell its entire interest in its subsidiary Cardiac MRI, Inc. to New Seller, for $1, which will be disclosed in MAGAA’s SEC filings.

Section 2.12           Consents and Approvals. The execution and delivery by New Seller Parties of this Agreement, the performance by New Seller Parties of their obligations hereunder and the consummation by New Seller of the transactions contemplated hereby do not require any New Seller Party to obtain any consent, approval or action of, or make any filing with or give any notice to, any person or entity, other than regarding the issuance of the New Shares and the SEC filings, as described herein.

Section 2.13           No Violations. The execution and delivery of this Agreement by New Seller Parties and the consummation by New Seller Parties of the transactions contemplated hereby will not violate any order, writ, injunction, decree, statute, ordinance, rule or regulation applicable to New Seller Parties.

Section 2.14           Original Acquisition.  The New Shares to be issued to New Seller shall be validly issued and fully paid for, by the New Seller for its own account and not with a view to, or for sale in connection with, any distribution, resale or public offering of such Shares or any part thereof in violation of the Securities Act of 1933, as amended (the “Securities Act”). Notwithstanding the previous sentence, the New Seller may sell the New Shares to Buyer pursuant to this Agreement

Section 2.15           No Registration.  The sale of the shares of the New Shares contemplated by this Agreement is intended to be exempt from the registration requirements of Section 5 of the Securities Act under the rules, regulations and interpretations of the Securities Act, as a private transaction.

Section 2.16           Disclosure. All disclosure provided to the Buyer regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the New Seller Parties are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

Section 2.17           No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the New Seller to arise, between the accountants, and lawyers formerly or presently employed by the Company, and the Company is current with respect to any fees owed to its accountants and lawyers.

Section 2.18           Compliance with Laws. To the New Seller Parties’ knowledge, the Company is, and has been, in compliance with all applicable laws, is not under investigation or has been threatened to be charged with or given notice of any material violation, of any applicable law. Except for statutory or regulatory restrictions of general application, no governmental authority has placed any material restriction on the business or properties of the Company.

Section 2.19           SEC Reports; Financial Statements. Except as set forth in the SEC Reports (as hereinafter defined), the Company has filed all reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials being collectively referred to herein as the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Securities and Exchange Commission (the “Commission”) promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The New Seller has delivered to the Buyer true, correct and complete copies of the unaudited consolidated balance sheets and statements of operations and cash flows for the Company. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except any financial statements may not contain all of the footnotes required by GAAP. Such financial statements have fairly presented in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.

Section 2.20           Repayment of Debt and Obligations. The Company does not have any debts, liabilities or material obligations of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that are material, either individually or collectively, (“Liability”), except for the Notes to be converted at the Closing. Upon the New Seller’s acquisition of control of the Company on June 30, 2020, all of MAGAA’s outstanding Liabilities, except for the Notes, were either paid in full or extinguished by reason of the Statute of Limitations for preexisting liabilities, for which MAGAA received a legal opinion, which legal opinion will be included in the due diligence materials delivered to Buyer. The Company will also provide an Officer’s Certificate re payoff of all outstanding liabilities as of Closing.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF BUYER

As an inducement to and to obtain the reliance of the New Seller Parties, Buyer represents and warrants to the New Seller Parties that each of the following are true, correct, and complete as of the Effective Date and will be correct and complete as of both Closings. All references in this Agreement to “knowledge of the Buyer” shall mean the actual knowledge, after reasonable investigation, of the Buyer.

Section 3.1            No Conflict, Authority. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the material breach of any term or provision of, or constitute an event of default under, any material debt instrument, which may include an indenture, mortgage, deed of trust or other contract, agreement or instrument to which Buyer is a party. Buyer has full power, authority and legal right and has taken all action required by law or otherwise to authorize the execution and delivery of this Agreement.

Section 3.2             Restricted Notes. Buyer acknowledges that the New Shares to be purchased have not been registered under the Securities Act or any state securities laws.

Section 3.3             Buyer’s Sophistication. Buyer acknowledges that (i) the purchase of New Shares involves a high degree of risk in that the Company has no current business operations or plans and may require substantial funds; (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the New Shares; (iii) Buyer is an “accredited investor,” as defined in the SEC’s Rules and Regulations, and has such knowledge and experience in finance, securities, investments, including investment in non-listed and non-registered securities, and other business matters so as to be able to protect his interests in connection with this transaction; and (iv) the sale of the New Shares to Buyer is not registered with the US Securities and Exchange Commission or with the securities administrator of any state.

Section 3.4             Brokers and Finders. The Buyer represents and warrants that he/she/it has made no agreements involving any fees of any type that relate to this Agreement and that would involve the New Seller, including but not limited to broker’s fee, finder’s fees or any similar compensation arrangement.

Section 3.6            Compliance with Securities Act. The Buyer (or such assignee, as the case may be) will refrain from transferring or otherwise disposing of any of the New Shares, or any interest therein, in such manner as to cause New Seller to be in violation of the registration requirements of the Securities Act, or applicable state securities or blue sky laws.

Section 3.7             Buyer’s cooperation re pre-Closing SEC filings. Promptly after the execution of this Agreement, Buyer shall cooperate with New Seller by providing the information required by Buyer for the filing of the Form 8-K and the Rule 14f-1 Notice referred to Section 1.1 herein, so that the Closing shall take place in accordance with Section 1.4.

ARTICLE IV

CLOSING CONDITIONS

Section 4.1             Conditions to Obligations of the Buyer for Closing. The obligations of the Buyer to consummate the Closing are subject to the satisfaction of the following conditions, any one or more of which may be waived by the Purchaser:

(a)	the representations and warranties made by the New Seller Parties in Article II hereof shall be true and correct and complete in all respects when made, and shall be true and correct and complete in all respects as of the date hereof and the Closing Date with the same force and effect as if they had been made on and as of such date, subject to changes contemplated by this Agreement, and the New Seller Parties shall deliver to Buyer the certificate described in Section 4.1(i) herein;

(b)	the Buyer has been satisfied with the result of the due diligence investigation conducted by the Buyer regarding the Company, which must be completed by September 22, 2020 unless extended by agreement of both Buyer and New Seller;

(c)	the Conversion has been duly completed and the Company has obtained any and all approvals, consents and waivers and completed all corporate proceedings necessary for (i) the Conversion, and (ii) consummation of the sale and purchase of the New Shares contemplated by this Agreement, and such approvals shall include, without limitation, the resolution of MAGAA’s Board (including the two disinterested directors as set forth in Section 4.1(c)) to approve the Conversion and the sale and purchase of the New Shares, and reasonable evidence thereof shall have been delivered to the Buyer;

(d)	as of the Closing, the Company’s Bylaws shall provide that the Board shall consist of at least three directors, all of which shall be appointed by the Buyer;

(e)	the sale of MAGAA’s subsidiary Cardiac MRI Inc has been completed, and reasonable evidence thereof shall have been delivered to the Buyer;

(f)	the New Seller has delivered a draft of a Form 8-K and the Notice required by Rule 14f-1 to the Buyer, announcing the appointment of two disinterested directors, as described in Section 4.1(c) herein, the execution of this Agreement, the spin off MAGAA subsidiary, and provided other information by Form 8-K for a change of control;

(g)	the New Seller has filed the Rule 14f-1 with the SEC and mailed the 14f-1 Notice to MAGAA’s shareholders promptly after the execution of this Agreement and promptly after the Buyer provides the information required of the Buyer’s designee described in Section 4.1(d), and the other information required of Buyer to enable the Company to file and mail the 14f-1 Notice, and confirms that it shall file the Form 8-K with the SEC within four business days after the Closing;

(h)	as of the Closing, any amendments to the articles of incorporation (the “Articles”) or the bylaws of the Company (the “Bylaws”) required by this Agreement shall have been duly adopted by the Company by all necessary corporate action of its Board and its shareholders, and such adoption shall have become effective prior to the Closing with no amendment as of the Closing, and reasonable evidence thereof shall have been delivered to the Buyer; and

(i)	the New Seller Parties shall have executed and delivered to the Buyer at the Closing a certificate dated as of the Closing Date, certifying that (i) all conditions specified in this Article IV have been fulfilled, and (ii) there shall have been no material adverse change in the business, affairs, prospects, operations, properties, assets or conditions of the Company since the date of this Agreement.

ARTICLE V

SALE PROCEDURE AND OTHER CONSIDERATION

Section 5.1             New Seller’s Delivery. At the Closing, the New Seller shall deliver the following to Buyer, conditioned upon (i) all of Buyer’s representations and warranties set forth in Article III, above, shall be true and correct as of the Closing, and (ii) Buyer’s performance of its delivery obligations in Section 5.2, below:

(a)	The New Shares, together with a stock certificate(s) with signature medallion guaranteed in the name of the Purchaser, certified by the registered transfer agent of the Company, reflecting the New Shares being purchased by the Purchaser at the Closing.

(b)	Written resolution of the Company’s Board and shareholders appointing Buyer’s three (3) designee(s) to the Board, effective upon Closing.

(c)	Written resignations from all members of the Company’s Board excepting only Buyer’s designee(s), effective upon Closing.

(d)	A written resignation from the sole officer of the Company, effective upon Closing.

(e)	A copy of the updated shareholder list of the Company, certified by the registered agent of the Company, reflecting the New Shares being purchased by the Purchaser at the Closing.

(f)	A written waiver and release from New Seller in favor of the Company of any debt obligation owed to the New Seller.

(g)	Account logins and passwords for any services or accounts of the Company in possession of New Seller, Edgar and the storage unit on Long Island.

(h)	A Certificate of Good Standing issued by the New York Secretary of State, dated not earlier than ten (10) days prior to the Closing.

Section 5.2             Buyer’s Delivery. At the Closing, Buyer shall deliver the following to New Seller, conditioned upon (i) all of New Seller’s representations and warranties set forth in Article II, above, shall be true and correct as of the Closing, and (ii) New Seller’s performance of its delivery obligations in Section 5.1, above:

(a)	Irrevocable instructions to the Escrow Agent to release the Purchase Price to New Seller.

(b)	Written consents to serve on the Company’s Board by the Buyer’s nominees, effective upon the Closing, including the nominees’ mailing addresses.

(c)	A written consent from Buyer’s nominee to serve as the President and as other officers of the Company, effective upon the Closing, including the nominee’s mailing address.

(d)	A written consent from the Buyer’s nominees to the Board, acting in their capacity as the directors of the Company, appointing Buyer’s nominees to serve as President and the other officers of the Company, effective upon the Closing.

(e)	A written acceptance from Buyer’s nominee to serve as the statutory resident agent for the Company in the State of New York, effective upon the Closing, together with the new registered office for the Company which registered office shall be a street address in New York State and not a post-office box or similar mail drop service.

ARTICLE VI

MISCELLANEOUS

Section 6.1            Notifications to SEC, FINRA and New York Secretary of State. Buyer shall, not later than forty-eight (48) hours following the Closing, take the following actions:

(a)	Notify FINRA corporate actions office, as required by its rules and procedures, and the SEC by appropriate filings, of the change in control of the Company, the new address for the Company, the new director(s) of the Company and the new officers and directors of the Company, including its President, and the new controlling shareholder(s) of the Company. Buyer shall promptly pay any fees associated with these notices and filings.

(b)	Notify the New York Secretary of State, by filing an amended annual list of officers and directors and by filing a change in resident agent notification, of the new address and resident agent for the Company, the new director(s) of the Company and the new officers of the Company, including its President. Buyer shall promptly pay any fees associated with these filings.

(c)	Confirm to New Seller in writing via certified letter or email to New Seller and by providing copies of the notices and filings provided to the SEC, FINRA and the New York Secretary of State, that New Seller has performed its obligations pursuant to Sections 6.1(a) and (b), above.

(d)	Should New Seller fail to perform according to this Section 6.1, New Seller expressly authorizes Buyer to provide the notices and filings contemplated by this Section 6.1 and Buyer agrees to promptly reimburse New Seller for all expenses related thereto, including filing fees and attorney’s fees actually incurred.

Section 6.2            Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by overnight carrier or USPS via registered mail or certified mail, postage prepaid, addressed to the addresses set forth in this Agreement or such other addresses, including email addresses, as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed or sent. Any party with a non-US address may be provided notice via email, which notice shall be effective when sent to the party or its representative.

Section 6.3            Attorneys' Fees. Except as expressly provided herein, each party will be responsible for their own attorney’s fees.

Section 6.4            Confidentiality. Each party hereto agrees with the other party that, unless and until the transactions contemplated by this Agreement have been consummated, they and their representatives will hold in strict confidence (a) the existence and terms of this Agreement and the transactions contemplated hereby, and (b) all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except: (i) to the extent such data is a matter of public knowledge or is required by law to be published; and (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement. In addition, no party shall issue any press release or other public announcement concerning this Agreement, its existence or the transactions contemplated by this Agreement, without the prior written approval of the remaining parties.

Section 6.5             Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter hereof. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understanding, agreements, representations or warranties, written or oral, except as set forth herein. This Agreement may not be amended or modified, except by a written agreement signed by all parties hereto.

Section 6.6            Survival. The representations, warranties and covenants of the New Seller Parties shall survive the Closing and the consummation of the transactions herein for a period of twelve (12) months after the Closing. Except as otherwise provided herein, in no instance shall the liability of New Seller (including, without limitation its owners or managers) arising hereunder or by reason of or related to any of the transactions contemplated hereby exceed the amounts actually paid by Buyer to New Seller under this Agreement.

Section 6.7            Termination; Indemnification. This Agreement may be terminated and the purchase and sale of the New Shares may be abandoned at any time before the Closing occurs:

(a) by mutual written agreement signed by all Parties to this Agreement, before the Closing Date;

(b) by the Buyer, if the Buyer delivers a notice to the New Seller and the Escrow Agent before the Second Depositing Date stating that the Buyer is not satisfied with the Due Diligence Result;

(c) by the Buyer, provided that Buyer has performed all of its obligations pursuant to this Agreement, if any New Seller Party breaches or fails to perform or mispresent any of the representations, warranties, covenants or agreements made by the New Seller Parties in or pursuant to this Agreement, which breach or misrepresentation or failure to perform by the New Seller Party is not rectified to Buyer’s satisfaction on or before the date which is five (5) business days after the Closing Date; or

(d) by the New Seller, (i) if the Buyer breaches or fails to perform or mispresents any of the representations, warranties, covenants or agreements made by the Buyer in or pursuant to this Agreement, or (ii) if the Buyer fails to pay the Purchase Price on or before the date which is two business days after the Closing Date, provided that all of the conditions set forth in Section 4.1 have been satisfied by the New Seller Parties.

If the Buyer and the New Seller Parties terminate this Agreement by written agreement among all Parties, in accordance with Section 6.7(a) above, then upon receipt of the notice, the Escrow Agent shall immediately (i) return the Purchase Price which is deposited in the Trust Account to the Buyer ($15,000 of which will be deducted by the Escrow Agent for the payment of the Buyer’s legal fees to the Law Office of Yue& Associates); and (ii) return the stock certificates and other documents deposited by New Seller to the New Seller, and this Agreement will be of no further force or effect and such termination will relieve any Party from any liability hereunder.

If the Buyer terminates this Agreement in accordance with Section 6.7(b) above, then upon receipt of the notice, the Escrow Agent shall immediately (i) return the Purchase Price which is deposited in the Trust Account to the Buyer ($15,000 of which will be deducted by the Escrow Agent for the payment of the Buyer’s legal fees to the Law Office of Yue& Associates); and (ii) return the stock certificates and other documents deposited by New Seller to the New Seller, and this Agreement will be of no further force or effect and such termination will relieve all Parties from any liability hereunder.

If the Buyer terminates this Agreement in accordance with Section 6.7(c) above, then the Buyer shall send a breach of Agreement notice to the Escrow Agent and the New Seller, in the form attached as Exhibit B to this Agreement, and the Escrow Agent shall promptly and irrevocably return to the Buyer all of the Purchase Price which shall have been deposited in the Trust Account Buyer ($15,000 of which will be deducted by the Escrow Agent for the payment of the Buyer’s legal fees to the Law Office of Yue& Associates); and, the Escrow Agent shall return the stock certificates and other documents deposited by New Seller to the New Seller promptly after the Buyer has received back from the Escrow Agent such of the Purchase Price that has been deposited with the Escrow Agent, less the foregoing legal fees. In the event of the termination in accordance with Section 6.7(c), and in lieu of monetary and other damages, Buyer shall have the right, if exercised within 45 days after the Closing Date, to institute litigation against the New Seller Parties for specific performance in accordance with this Agreement. If such litigation is not instituted by Buyer within the 45-day period noted in the previous sentence, then promptly after the 45-day period the Escrow Agent shall act in accordance with the first sentence of this paragraph.

If the New Seller terminates this Agreement in accordance with Section 6.7(d) above, then the New Seller shall send a breach of Agreement notice to the Escrow Agent and the Buyer, in the form attached as Exhibit C to this Agreement, and the Escrow Agent shall promptly and irrevocably: (i) return to New Seller all stock certificates and other documents deposited by New Seller with the Escrow Agent, (ii) release irrevocably to New Seller, from the funds in escrow, an amount equal to $30,000, and $15,000 to the Buyer’s attorney Law Office of Yue & Associates., P.C., and (iii) return to Buyer any remaining funds being held in escrow, irrevocably; and this Agreement shall be terminated without other obligations of any Party and will relieve all Parties from any further liability.

Section 6.8            Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

Section 6.9            Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

Section 6.10         Expenses. Except as otherwise specified herein, each party herein shall bear all of their respective costs and expenses incurred in connection with the negotiation of this Agreement and in the consummation of the transactions provided for herein and the preparation thereof.

Section 6.11         Headings; Context. The headings of the sections and paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.

Section 6.12          Benefit. This Agreement shall be binding upon and shall inure only to the benefit of the parties hereto, and their permitted assigns hereunder. This Agreement shall not be assigned by any party without the prior written consent of the other party. This contract is between New Seller and Buyer. No person or entity shall be deemed to be a third-party beneficiary of this Agreement.

Section 6.13          Severability. In the event that any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.

Section 6.14          No Strict Construction. The language of this Agreement shall be construed as a whole, according to its fair meaning and intendment, and not strictly for or against either party hereto, regardless of who drafted or was principally responsible for drafting the Agreement or terms or conditions hereof.

Section 6.15          Execution Knowing and Voluntary. In executing this Agreement, the parties severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; and (b) has been or has had the opportunity to be fully apprized by its attorneys of the legal effect and meaning of this document and all terms and conditions hereof.

Section 6.16          Further Assurances, Cooperation. Each party shall, upon reasonable request by the other party, execute and deliver any additional documents necessary or desirable to complete sale contemplated by this agreement. The parties hereto agree to cooperate and use their respective best efforts to consummate the transactions contemplated by this Agreement.

Section 6.17          Governing Law. This Agreement shall be construed (both as to validity and performance) and enforced in accordance with and governed by the laws of the state of New York applicable to agreements made and to be performed wholly within such jurisdiction and without regard to its conflicts of laws principles. Any dispute arising out of this Agreement shall be resolved in the state or federal courts sited in New York County, New York to the exclusion of all other venues. The prevailing party in any such action shall be entitled to an award of costs and its reasonable attorney’s fees.

Section 6.18          Exclusivity. The New Seller undertakes that for the duration of the term of this Agreement, it will not (and will assure that none of its respective officers, employees, agents or advisers will), directly or indirectly, continue, enter into, re-start, solicit, initiate or participate in any negotiations with any third party other than the Purchaser in connection with this transaction (the “Third Party Negotiations”); induce, solicit, seek, encourage or respond to any approach that might lead to Third Party Negotiations; and the Seller agrees not to withdraw from this Agreement prior to Closing Date, unless such withdrawal is in accordance with Section 6.7 of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

ACTIVIST INVESTING, LLC. (“New Seller”):	LINA LIU (“Buyer”):

/s/ David Lazar	/s/ Lina Liu
David Lazar, Managing Director

MAGNA-LAB, INC. (the “Company”)

/s/ David Lazar
David Lazar, CEO

EXHIBIT A

MAGAA DISBURSEMENT REQUEST

Pursuant to the Stock Purchase Agreement and Escrow Agreement dated _______, 2020, the Buyer, Lina Liu, and New Seller, Activist Investing, LLC., of 116,697,438 shares of common stock of Magna-Lab, Inc., hereby agree with the Law Office of Yue & Associates., P.C. (the “Firm”) as the Escrow Agent, and the New Seller, and instruct the Escrow Agent to disburse the full purchase price in amount of $255,000 from the client funds account of the Firm to the New Seller in the amount and manner described below:

Please disburse to: John B. Lowy PC New York IOLA Attorney Trust Acct

Amount to disburse: $255,000

Form of distribution: ACH Wire Transfer-US dollars only

Payee: See below wire information

Bank Name: Bank of America

Bank address 345 Park Avenue, New York NY 10154

ABA # 021000322

Account # 483060650415 [12 digits]

Account Name: John B. Lowy PC New York IOLA Trust Account

Account Address: 575 Lexington Ave., 4th Floor New York, NY 10022

BUYER: _____________________________ Lina Liu Date: _________, 2020 NEW SELLER: _______________________________ Activist Investing, LLC. Date： __________, 2020

Exhibit B

Breach of Contract Notice

To:

Yue Cao

Law Office of Yue & Associates, P.C.

7700 Irvine Center Drive, Suite 800

Irvine, CA 92603

Copy:

[breaching party]

Re: Breach of Contract

This notice is to inform you that the [breaching party] has been in breach of the Stock Purchase Agreement entered into between and among by Activist Investing, LLC., a Wyoming company ("New Seller"); Lina Liu, a resident of Beijing, PRC (“Buyer”); and Magna-Lab, Inc., a New York corporation (“MAGAA” or the “Company”) dated _________, 2020. Specifically, the [breaching party] is in breach of Section 6.7(c) of Stock Purchase Agreement. A more detailed of breach is as follows: __________

The [breaching party] has failed to cure the breach within five (5) business days upon receiving notice of breach from the [non breaching party].

The Escrow Agent is hereby instructed (i) to promptly and irrevocably return to Buyer all except $15,000 of the Purchase Price deposited by Buyer with the Escrow Agent, (ii) to promptly return the stock certificates and other documents deposited by New Seller, and (iii) release legal fees of $15,000 from the funds in escrow to the Law Office of Yue & Associates, P.C., as its legal fees.

[Signature of Non-Breaching Party]

Exhibit C

Breach of Contract Notice

To:

Yue Cao

Law Office of Yue & Associates, P.C.

7700 Irvine Center Drive, Suite 800

Irvine, CA 92603

Copy:

[breaching party]

Re: Breach of Contract

This notice is to inform you that the Buyer has been in breach of the Stock Purchase Agreement entered into between and among by Activist Investing, LLC., a Wyoming company ("New Seller"); Lina Liu, a resident of Beijing, PRC (“Buyer”); and Magna-Lab, Inc., a New York corporation (“MAGAA” or the “Company”) dated _________, 2020. Specifically, the Buyer is in breach of Section 6.7(d) of Stock Purchase Agreement. A more detailed of breach is as follows: __________

The Buyer has failed to cure the breach on or before the date which is two business days after the Closing Date.

The Escrow Agent is hereby instructed to promptly and irrevocably: (i) return to New Seller all stock certificates and other documents deposited by New Seller with the Escrow Agent, (ii) release $30,000 of the funds in escrow to the New Seller, and $15,000 to the Buyer’s attorney Law Office of Yue & Associates., P.C., and (iii) return to Buyer any other funds being held in escrow, irrevocably; and this Agreement shall be terminated without other obligations of any party.

[Signature of Non-Breaching Party]